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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC1
                     Asset Backed Pass-Through Certificates)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-107958             01-0791848
 ---------------------------         -------------     -------------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

390 Greenwich Street
NEW YORK, NEW YORK                                              10013
--------------------------------------------                    ------
(Address of Principal Executive Offices)                        Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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                                       -2-

Item 5.           OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Carrington Mortgage Loan Trust, Series 2004-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004, among the among the Registrant as depositor, New Century Mortgage Corporation (the "Servicer"), and Deutsche Bank National Trust Company (the "Trustee"). The Certificates to be designated as the Series 2004-NC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens and second liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.





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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         Exhibit No.                Description
         -----------                -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Citigroup
                                    Global Markets Inc. to certain prospective purchasers of Carrington Mortgage Loan
                                    Trust, Series 2004-NC1, Asset-Backed
                                    Pass-Through Certificates.







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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004

                                      CITIGROUP MORTGAGE LOAN TRUST INC.


                                      By: /s/ Matthew Bollo
                                          ------------------------------
                                      Name:   Matthew Bollo
                                      Title: Assistant Vice President











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                                       -5-


                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  ------------                                    -------------
        99.5          Collateral Term Sheets (as defined in Item 5) that have                          P
                      been provided by Citigroup Global Markets Inc. to
                      certain prospective  purchasers of Carrington Mortgage
                      Loan Trust, Series 2004-NC1, Asset Backed Pass-
                      Through Certificates.


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                                  EXHIBIT 99.5


                                [FILED BY PAPER]